UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2023

Trajectory Alpha Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-41143	86-1837862
(Commission File Number)	(IRS Employer Identification No.)

99 Wall Street, Suite 5801

New York, New York 10005

Registrant’s telephone number, including area code (646) 450-2536

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A Common Stock and one-half of one redeemable Public Warrant	TCOA.U	New York Stock Exchange
Class A Common Stock, $0.0001 par value per share	TCOA	New York Stock Exchange
Public Warrants, each exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	TCOA WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

SECTION 1 – Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

Purchase and Contribution Agreement

On June 2, 2023 (the “Effective Date”), Trajectory Alpha Acquisition Corp., a Delaware corporation (the “Company”), entered into a Purchase and Contribution Agreement (the “Agreement”) with J. Streicher Holdings, LLC, a Delaware limited liability company (the “Acquirer”), and Trajectory Alpha Sponsor LLC, a Delaware limited liability company (the “Sponsor”), pursuant to which the Acquirer, or an entity designated by the Acquirer, shall contribute $250,000 (two hundred fifty thousand dollars) payable at the Effective Date to the Company (the “Contribution”) and shall pay $1.00 (one dollar) to the Sponsor (the “Consideration” and together with the Contribution, the “Purchase Price”). In return, the Sponsor shall sell and assign to the Acquirer 2,170,464 (two million one hundred seventy thousand four hundred sixty four) shares of Class B common stock (the “Class B Common Stock”) of the Company and 4,525,000 (four million five hundred twenty five thousand) private placement warrants (the “Warrants”) held by the Sponsor, each of which is exercisable to purchase one share of Class A common stock (the “Class A Common Stock”) of the Company.

Concurrently with the execution of the Agreement, the Acquirer also has the right to (i) cause the Company’s current directors and officers to tender resignation letters, which shall take effect with the execution of the Agreement, (ii) cause the Sponsor to make certain changes to the board of directors and officers of the Company, and (iii) file a formal public vehicle name change on behalf of the Company within 10 (ten) days of the Effective Date, or such longer time as may be required under New York Stock Exchange (“NYSE”) rules or regulations. In connection with the Agreement, the Company has appointed new directors and officers as more fully described in Item 5.02 below.

In addition to the payment of the Purchase Price, the Acquirer also assumed the following obligations: (i) responsibility for all of the Company’s public company reporting obligations, and (ii) all other obligations of the Sponsor related to the Company. To the extent that the Company’s duration is extended for more than two years from the date of the prospectus in connection with the Company’s initial public offering (the “Prospectus”), the Acquirer shall cause the Company to purchase an extension of directors’ and officers’ insurance substantially equivalent to the existing directors’ and officers’ insurance for the duration of the Company, which insurance coverage terms and insurance provider shall be substantially comparable to the directors’ and officers’ insurance policy currently in effect and shall continue to cover the existing directors and officers for actions taken during their service as directors or officers of the Company.

The Agreement contains customary representations and warranties of the parties, including, among others, with respect to corporate organization, corporate authority, and compliance with applicable laws. The representations and warranties of each party set forth in the Agreement were made solely for the benefit of the other parties to the Agreement, and investors are not third-party beneficiaries of the Agreement. In addition, such representations and warranties (i) are subject to materiality and other qualifications contained in the Agreement, which may differ from what may be viewed as material by investors, (ii) were made only as of the date of the Agreement or such other date as is specified in the Agreement, and (iii) may have been included in the Agreement for the purpose of allocating risk between the parties rather than establishing matters as facts. Accordingly, the Agreement is included with this filing only to provide investors with information regarding the terms of the Agreement, and not to provide investors with any other factual information regarding any of the parties or their respective businesses.

The foregoing description of the Agreement is not complete and is qualified in its entirety by reference to the text of such document, which is filed as Exhibit 10.1 hereto and which is incorporated herein by reference.

Purchase Agreement

On June 2, 2023, the Company, the Acquirer, the Sponsor, and Metric Finance Holdings II, LLC, a Delaware limited liability company (the “Seller”), also entered into a Purchase Agreement (the “Metric Assignment”) pursuant to which the Acquirer, or an entity designated by the Acquirer, shall pay the Consideration to the Seller on the Effective Date, and the Seller shall sell and assign to the Acquirer 422,434 (four hundred twenty two thousand four hundred thirty four) shares of Class B Common Stock held by the Seller (the “Company Securities”).

By their execution of the Metric Assignment, the Company and the Sponsor consent to the purchase and sale of the Company Securities as contemplated and release the Seller from its obligations under any agreements described in the Prospectus relating to the initial public offering (the “Relevant Agreements”) regarding the Company Securities. In addition to the payment of the Consideration, the Acquirer assumes and agrees to be bound by the terms and conditions set forth the Relevant Agreements.

The Metric Assignment contains customary representations and warranties of the parties, including, among others, with respect to corporate organization, corporate authority, and compliance with applicable laws. The representations and warranties of each party set forth in the Metric Assignment were made solely for the benefit of the other parties to the Metric Assignment, and investors are not third-party beneficiaries of the Metric Assignment. In addition, such representations and warranties (i) are subject to materiality and other qualifications contained in the Metric Assignment, which may differ from what may be viewed as material by investors, (ii) were made only as of the date of the Metric Assignment or such other date as is specified in the Metric Assignment, and (iii) may have been included in the Metric Assignment for the purpose of allocating risk between the parties rather than establishing matters as facts. Accordingly, the Metric Assignment is included with this filing only to provide investors with information regarding the terms of the Metric Assignment, and not to provide investors with any other factual information regarding any of the parties or their respective businesses.

The foregoing description of the Metric Assignment is not complete and is qualified in its entirety by reference to the text of such document, which is filed as Exhibit 10.2 hereto and which is incorporated herein by reference.

SECTION 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosures set forth in Item 1.01 are incorporated by reference into this Item 5.02.

Change in the Company’s Officers and Directors

Effective June 2, 2023, Peter Bordes, Paul Sethi, Jonathan Bond, Ninan Chacko, and Elisabeth H. DeMarse tendered their resignations as directors of the Company, and Peter Bordes and Michael E.S. Frankel resigned as officers of the Company. Effective June 2, 2023, Jonathan Bond, Ninan Chacko, and Elisabeth H. DeMarse also resigned as directors of the audit committee, compensation committee, and nominating and corporate governance committee of the Company. There was no known disagreement with any of our outgoing directors on any matter relating to the Company’s operations, policies, or practices.

On June 2, 2023, in connection with the Agreement, Pantelis Dimitriou, Niall Ennis, Paul Davis, Adeel Rouf, and Sarah Watson were appointed as members of the board of directors of the Company. Paul Davis was appointed as Chief Executive Officer of the Company, and Pantelis Dimitriou was appointed as the Company’s Chief Financial Officer.

The following sets forth certain information concerning each new director and officer’s past employment history, directorships held in public companies, if any, and for directors, their qualifications for service on the Company’s board of directors.

Our board of directors is divided into three classes, with each class of directors serving a three-year term. Our officers are appointed by the board of directors and serve at the discretion of the board of directors, rather than for specific terms of office.

Paul Davis, Chief Executive Officer and Director

Mr. Davis has served as the Chief Operations Officer of the Acquirer, a global financial services company, since January 2019. Prior to joining the Acquirer, Mr. Davis served as Managing Director of Black Swan Data Ltd, a London-based technology and data science company that produces predictive and analytical software. From December 2013 to March 2018, Mr. Davis served as Chief Executive Officer of Black Swan Edge Ltd, a company specializing in raising capital via structured products for small and medium-sized enterprises, institutions, and corporations across Europe, America, and Asia. Under his leadership, Black Swan Edge Ltd experienced significant growth and success, culminating in the sale of the company in March 2018. From July 2007 to December 2013, Mr. Davis served as the Business Development Manager of DVV Media Group GmbH (“DVV”) following its acquisition of part of the Reed Business Information Ltd (“RBI”) portfolio. Prior to joining DVV, Mr. Davis was a sales manager at RBI from 2004 to 2007, which is now the merged company LexisNexis Risk Solutions, Inc., a subsidiary of RELX PLC (NYSE: RELX) (f/k/a Reed Elsevier Group PLC).

Pantelis Dimitriou, Chief Financial Officer and Director

Mr. Dimitriou currently holds the position of Partner and Head of Consulting at Demetriou & Associates Business Advisers Ltd, a distinguished member of DFK International/USA (“DFK”), where he offers his expertise in customer strategy/sales, digitalization/AI, business development, and M&A. Since 2020, Mr. Dimitriou has served as an active member of the Fund Administration Technical Committee of the Cyprus Investment Funds Association. From 2017 to 2020, Mr. Dimitriou initially served as Vice President of Finance and subsequently served as Group Financial Controller of an independent investment, advisory, and administration firm specializing in cross-border commercial transactions, including restructurings, acquisitions, joint ventures, business alliances, foreign portfolio investments, banking and finance, infrastructure and project finance, and real property transactions. Mr. Dimitriou is a Qualified Chartered Accountant and a member of the Institute of Chartered Accountants in England & Wales. Mr. Dimitriou holds a BS in mathematics, business management & finance from Queen Mary, University of London.

Niall Ennis, Independent Director

Since April 2022, Mr. Ennis has served as Chief Financial Officer of CreditLogic Ltd, a privately held leading Irish Software-as-a-Service company specializing in mortgage origination and management solutions. Mr. Ennis has also served as a member of the board of directors of Exergyn Limited, an Irish clean-tech company, since August 2022. Mr. Ennis has worked as a financial consultant for WElink Energy Ltd, an international renewable energy asset development company and provider of low-carbon construction solutions, since June 2021. From October 2018 to November 2020, Mr. Ennis served as Managing Director of Valeo Foods (Ireland) Unlimited Company, a prevalent food business where he engaged primarily in the company’s strategy and execution surrounding financing, manufacturing, and distribution. During his tenure from June 1998 to July 2018, Mr. Ennis held various positions within DCC PLC (“DCC”), a global FTSE 100 company, most notably serving in a business capacity as Managing Director of DCC Technology, the IT and communications division of DCC. Prior to joining DCC, Mr. Ennis served as Senior Auditor and Manager of KPMG LLP, from November 1991 to June 1998. Mr. Ennis received undergraduate and graduate degrees from University College Dublin in commerce and accounting, and he is a Fellow of the Institute of Chartered Accountants in Ireland.

Adeel Rouf, Independent Director

Mr. Rouf brings to the Company a wealth of experience in the fields of investment banking, capital markets, and M&A, including his involvement in 6 (six) transactions with special purpose acquisition companies. Since 2023, Mr. Rouf has served as Chief Operating Officer of Northern Revival Acquisition Corp., a Cayman Islands exempted special purpose acquisition company (Nasdaq: NRAC, NRACU). Previously, from April 2021 to December 2022, Mr. Rouf served as Founder, Chief Financial Officer, and Advisor to the special purpose acquisition company that merged with Rubicon Technologies, Inc., a Delaware corporation (Nasdaq: RBT, RBT-WT) (NYSE: RBT). From June 2020 to January 2023 Mr. Rouf served as Senior Vice President of Altitude Acquisition Corp., a Delaware corporation (Nasdaq: ALTU, ALTUW), and has been involved with Investcorp India Acquisition Corp., a Cayman Islands exempted special purpose acquisition company (Nasdaq: IVCA). From April 2019 to June 2020, Mr. Rouf worked as an investment professional at FinTech Acquisition Corp. III, a Delaware corporation that merged with Paya, Inc. (Nasdaq: PAYA), a leading integrated payments and commerce solution provider. From April 2019 to June 2020, Mr. Rouf also worked as an investment professional at Insurance Acquisition Corp. I, which merged with Shift Technologies, Inc., a Delaware corporation (Nasdaq: SFT). Mr. Rouf was with J.P. Morgan Chase & Co.’s investment banking leveraged finance team executing debt finance transactions from June 2017 to May 2019. From March 2015 to June 2017, Mr. Rouf was an associate on Sumitomo Mitsui Banking Corporation’s finance team executing structured debt finance transactions. Mr. Rouf graduated from Baruch College with a BBA in accounting and received a Master of Science degree in sustainability management/energy finance from Columbia University.

Sarah Watson, Independent Director

Ms. Watson currently serves as Director of Finance at Scotiabank Ireland DAC (“SIDAC”) (XTSE: BNS), a Canadian-headquartered universal bank focusing on high quality growth markets in the Americas. Since joining SIDAC in January 2012, Ms. Watson has served as senior management in the bank’s Financial, Accounting & Reporting department, leading the bank’s control frameworks and regulatory reporting functions. Ms. Watson has also served as a Director at Aware Ltd., a private limited Ireland-based health and wellness company, since May 2018. Previously, from March 2007 to December 2011, Ms. Watson served as a Manager of the Regulatory Capital Strategy and Integrated Risk departments at the Bank of Ireland Group PLC (“BIRG”) (EN Dublin: BIRG), a public limited company incorporated in Ireland providing a broad range of financial and banking solutions to the personal, commercial, industrial, and agricultural sectors, including international asset financing, leasing, debt financing, foreign exchange facilities, interest and exchange rate hedging investments, and executor and trustee services. Prior to joining BIRG, from 2002 to 2007, Ms. Watson worked in various risk management and finance roles at UniCredit Bank PLC (Milan: UGC.MI), an international banking group headquartered in Milan, engaging in the provision of widespread commercial banking services. From May 2001 to November 2001, Ms. Watson worked as a Product Manager at MiFund Inc., an Australian-based E-commerce fund distribution company providing solutions to business issues surrounding European tax and regulatory compliance. Ms. Watson received undergraduate and graduate degrees from the University College Dublin in commerce and accounting, and she is a Fellow of the Institute of Chartered Accountants in Ireland.

Committee Appointments

The Company already has an audit committee, compensation committee, and nominating and corporate governance committee. As a result of recent departures and new appointments to the board of directors, each of the committees of the board of directors of the Company consists of the following members:

Audit Committee:

•	Adeel Rouf in his capacity as Chairman;

•	Niall Ennis in his capacity as a member; and

•	Sarah Watson in her capacity as a member.

Compensation Committee:

•	Niall Ennis in his capacity as Chairman;

•	Adeel Rouf in his capacity as a member; and

•	Sarah Watson in her capacity as a member.

Nominating and Corporate Governance Committee:

•	Sarah Watson in her capacity as Chairman;

•	Adeel Rouf in his capacity as a member; and

•	Niall Ennis in his capacity as a member.

NYSE listing standards require that a majority of the Company’s board of directors be independent. The Company’s board of directors has determined that Niall Ennis, Adeel Rouf, and Sarah Watson are “independent directors” as defined in the NYSE listing standards and applicable SEC rules.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Purchase and Contribution Agreement, dated June 2, 2023, by and among the Company, the Acquirer, and the Sponsor.

10.2	Purchase Agreement, dated June 2, 2023, by and among the Company, the Acquirer, the Sponsor, and the Seller.

99.1	Director Nominee Consent of Paul Davis.

99.2	Director Nominee Consent of Pantelis Dimitriou.

99.3	Director Nominee Consent of Niall Ennis.

99.4	Director Nominee Consent of Adeel Rouf.

99.5	Director Nominee Consent of Sarah Watson.

104	Cover Page Interactive Data File (Embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAJECTORY ALPHA ACQUISITION CORP.

Date: June 2, 2023	By:	/s/ Paul Davis
	Name:	Paul Davis
	Title:	Chief Executive Officer